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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        April 7, 1999
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                           AMERICAN BUILDINGS COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    0-23688                     63-0931058
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


 1150 State Docks Road, Eufaula, Alabama                                 36027
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:       (334) 687-2032
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On April 7, 1999, American Buildings Company (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, ABCO Holdings Corp. ("Parent") and ABCO Acquisition Corp. ("Purchaser"). Parent and Purchaser are subsidiaries of Onex Corporation, a diversified Ontario, Canada corporation. The Merger Agreement contemplates, among other things, that Parent and Purchaser will initiate a cash tender offer (the "Offer") for all outstanding shares of the Company's Common Stock, par value $.01 per share (the "Shares"), at a price of $36.00 per share. The Offer will be subject to certain conditions, including the condition that there be validly tendered and not withdrawn prior to the expiration of the Offer that number of Shares which, when added to any Shares currently owned by Parent, Purchaser and their affiliates, represents at least a majority of the Shares outstanding on a fully diluted basis. The Merger Agreement provides that if the Offer is consummated pursuant to its terms, Purchaser will thereafter be merged (the "Merger") with and into the Company and the Company will continue as the surviving corporation. The Offer is also conditioned upon, among other things, the expiration of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement may be terminated under certain circumstances, including without limitation, if the Company's board of directors withdraws its approval of the transactions contemplated by the Merger Agreement and enters into a definitive agreement with respect to another acquisition transaction which the Board has concluded in good faith, after consulting with its outside counsel and financial advisor, is more favorable to the Company's stockholders than the Offer and for which any necessary financing is committed. In such event and certain other circumstances, the Company would be obligated under the Merger Agreement to pay Parent a termination fee of $8 million plus out-of-pocket expenses, up to a maximum of $500,000. A copy of the Merger Agreement is attached as Exhibit 2 hereto, the text of which is incorporated by reference under this Item 5.

         A copy of the press release issued by the Company announcing the execution of the Merger Agreement is attached as Exhibit 99 hereto, the text of which is incorporated by reference under this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (a)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.


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         (c)  EXHIBITS.

              2 Agreement of Plan and Merger, dated as of April 7, 1999, among ABCO Holdings Corp., ABCO Acquisition Corp. and American Buildings Company.

              99       Press Release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN BUILDINGS COMPANY



Date: April 8, 1999                       By: /s/ R. CHARLES BLACKMON
                                              -------------------------------
                                          Name:  R. Charles Blackmon
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


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                                  Exhibit Index

2 Agreement of Plan and Merger, dated as of April 7, 1999, among ABCO Holdings Corp., ABCO Acquisition Corp. and American Buildings Company.

99   Press Release.


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